Exhibit 10.29

                         UNITED AIRLINES

                                               January 31, 1995

Via facsimile:  206-237-1706

Mr. R. C. Nelson
Regional Director, Aircraft Contracts
Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

Re:  (1)  Letter Agreement 6-1162-TML-1205 to Purchase Agreement
          1670 dated December 18, 1990 as amended and supplemented among The Boeing Company and United Air Lines,
          Inc. and United Worldwide Corporation

     (2)  Boeing Proposal Letters 6-1162-MMF-045 & 6-1162-RCN-
          839 dated January 23, 1995

Gentlemen:

Reference is made to Letter Agreement No. 6-1162-TML-1205 (the "Letter Agreement") to Purchase Agreement No. 1670 dated December 18, 1990 (as previously amended and supplemented, including all previously executed letter agreements, the "Purchase Agreement") among The Boeing Company ("Boeing"), United Air Lines, Inc. ("United") and United Worldwide Corporation ("Worldwide") relating to the sale by Boeing and the purchase by United and Worldwide (collectively the "Buyer") of Model 747-400 aircraft; and reference is made to Boeing Proposal Letters 6-1162-MMF-045 and 6-1162-RCN-839 both dated January 23, 1995 (the "Proposal Letters").

This letter amendment (this "Letter Amendment"), when accepted by Buyer, will become part of the Letter Agreement and part of the Purchase Agreement, and will evidence our further agreement with respect to the matters set forth below. All terms used herein and in the Letter Agreement, and not defined herein, shall have the same meaning as in the Letter Agreement. If there is any inconsistency between the terms of this Letter Amendment and the Letter Agreement or the Purchase Agreement, the terms of this Letter Amendment will govern.

1. Pursuant to Section 5., Notification of the Letter Agreement, Buyer hereby notifies Boeing that Buyer will not [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the one 747-400 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft scheduled for delivery in February 1997.

2. In the event that Buyer executes a definitive agreement by April 14, 1995 for the purchase of two 747-400 and four 757-200 aircraft as generally described in the referenced Proposal Letters, Boeing will thereupon [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, please indicate your acceptance and approval below.



                                        UNITED AIR LINES, INC.


                                        /s/ D. Hacker

                                        Douglas A. Hacker
                                        Senior Vice President - Finance



ACCEPTED AND AGREED TO
AS OF THE DATE SHOWN ABOVE:

THE BOEING COMPANY



By: /s/ R.C. Nelson

Its: Attorney-in-Fact


                         UNITED AIRLINES

                                               January 31, 1995

Via facsimile:  206-237-1706

Mr. R. C. Nelson
Regional Director, Aircraft Contracts
Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

Re:  (1)   Letter Agreement 6-1162-DLJ-89lRl to Purchase Agreement
           No. 1670 dated December 18, 1990 as amended and supplemented among The Boeing Company and United Air Lines, Inc.
           and United Worldwide Corporation

     (2)   Boeing Letter Fix/Pollock dated September 23, 1994

     (3)   Boeing Proposal Letters 6-1162-MMF-045 & 6-1162-RCN-
           839 dated January 23, 1995

Gentlemen:

Reference is made to Letter Agreement No. 6-1162-DLJ-89lRl (the "Letter Agreement") to Purchase Agreement No. 1670 dated December 18, 1990(as previously amended and supplemented, including all previously executed letter agreements, the "Purchase Agreement") among The Boeing Company ("Boeing"), United Air Lines, Inc. ("United") and United Worldwide Corporation ("Worldwide") relating to the sale by Boeing and the purchase by United and Worldwide (collectively the "Buyer") of Model 747-400 aircraft; and reference is made to Boeing Letter Fix/Pollock dated September 23, 1994 and to Boeing Proposal Letters 6-1162-MMF-045 and 6-1162-RCN-839 both dated January 23, 1995 (the "Proposal Letters").

This letter amendment (this "Letter Amendment"), when accepted by Buyer, will become part of the Letter Agreement and part of the Purchase Agreement, and will evidence our further agreement with respect to the matters set forth below. All terms used herein and in the Letter Agreement, and not defined herein, shall have the same meaning as in the Letter Agreement. If there is any inconsistency between the terms of this Letter Amendment and the Letter Agreement or the Purchase Agreement, the terms of this Letter Amendment will govern.

1. Pursuant to paragraph 11. Certain [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Rights of the Letter Agreement, and pursuant to the deferred notice dates provided in the reference (2) Letter, Buyer hereby notifies Boeing that Buyer will not [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the purchase of the three model 747-422 Aircraft scheduled for delivery in April, May and June 1997.

2. In the event that United executes a definitive agreement by April 14, 1995 for the purchase of two 747-400 and four 757-200 aircraft as generally described-in the referenced Proposal Letters, Boeing will thereupon [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, please indicate your acceptance and approval below.



                                        UNITED AIR LINES, INC.


                                        /s/ D. Hacker

                                        Douglas A. Hacker
                                        Senior Vice President - Finance



ACCEPTED AND AGREED TO
AS OF THE DATE SHOWN ABOVE:

THE BOEING COMPANY



By: /s/ R.C. Nelson

Its: Attorney-in-Fact